CMA MULTI-STATE MUNICIPAL SERIES TRUST
CMA New Jersey Municipal Money Fund

SUPPLEMENT DATED SEPTEMBER 10, 2008 TO THE
PROSPECTUS DATED JULY 25, 2008

The section entitled “Investment Risk — State Specific Risk — New Jersey” on page 23 is deleted in its entirety and replaced with the following:

New Jersey — New Jersey and the nation are expected to continue to experience moderating economic growth in 2008. In the Beige Book on economic performance released by the Federal Reserve Board on June 11, 2008, the Federal Reserve Board stated that economic activity remained generally weak. The latest New Jersey economic forecasts from Global Insight, Moody’s, Economy.com and Rutgers University expect continued economic growth at a moderate pace; however, financial market stresses and the slowing housing sector may lead to further slowing of economic growth. New Jersey and the nation may experience further near-term deterioration in growth and the expected pace of economic expansion may stall if consumers, investors and businesses become more concerned about energy prices, financial market turmoil and geopolitical tensions. To a large extent, the future direction of the economy nationally and in New Jersey hinges on the assumptions regarding economic recession, energy prices and stability in financial markets. Currently, S&P rates the State of New Jersey’s general obligations AA. Moody’s and Fitch rate the State of New Jersey’s general obligation bonds Aa2 and AA-, respectively.

Code #16817-0708-SUP